SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report).

Item 1.01	Entry into a Material Definitive Agreement

Great Plains Energy and KCP&L are each parties to separate credit agreements dated as of May 11, 2006, with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch and Wachovia Bank N.A., as Co-Documentation Agents, The Bank of New York, KeyBank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A., pursuant to which the lenders party to those credit agreements have agreed to make revolving credit facilities available to each of Great Plains Energy and KCP&L.  Pursuant to the terms of those credit agreements, Great Plains Energy and KCP&L may transfer and re-transfer up to $200 million of unused lender commitments between the Great Plains Energy and KCP&L credit agreements, so long as the aggregate lender commitments under either facility do not exceed $600 million and the aggregate lender commitments under both facilities do not exceed $1 billion.

On July 10, 2007, Great Plains Energy and KCP&L issued a notice pursuant to the terms of the credit agreements to transfer $200 million of unused lender commitments from the Great Plains Energy credit agreement to the KCP&L credit agreement, effective as of July 17, 2007.  As of the effective date of the notice, the maximum aggregate amount available under the Great Plains Energy credit agreement will be reduced to $400 million, and the maximum aggregate amount available under the KCP&L credit agreement will be increased to $600 million.

An affiliate of The Bank of New York is trustee under certain indentures with Great Plains Energy and KCP&L.  UMB Bank, N.A., is a trustee under an indenture with KCP&L, and the Chairman of the Board and Chief Executive Officer of Great Plains Energy, who is also the Chairman of the Board of KCP&L, is a director of the parent company of UMB Bank.  In addition, the lenders and certain of their affiliates engage in transactions with, and perform services for, Great Plains Energy, KCP&L and their affiliates in the ordinary course of business and have engaged, and may in the future engage, in commercial banking and investment banking transactions with Great Plains Energy, KCP&L and their affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Chief Financial Officer

Date: July 16, 2007